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                                                                     EXHIBIT 23







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 1997 included in the First United Bancshares, Inc. Form 10-K for the year ended December 31, 1996, into the Company's previously filed Registration Statement on Form S-8 (File No. 033-56387).



                                                  ARTHUR ANDERSEN LLP


Jackson, Mississippi
March 26, 1997.